[USAA                      USAA LIFE INVESTMENT TRUST
EAGLE                   SUPPLEMENT DATED OCTOBER 20, 2005
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005


DELETE THE THIRD, FOURTH, FIFTH, AND SIXTH PARAGRAPHS UNDER "SUBADVISORY AGREEMENTS" ON PAGE 25 AND REPLACE WITH THE FOLLOWING INFORMATION.

         For the USAA Life Growth and Income Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Adviser (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Adviser allocates less than 100% of certain USAA Funds' assets investible in U.S. stocks to Wellington Management. The Manager has allocated less than 100% of these Funds' assets investible in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 87 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

         For the USAA Life World Growth Fund, the Adviser has entered into a Subadvisory Agreement with Massachusetts Financial Services Company, which does business as MFS Investment Management (MFS), the Adviser (not the Fund) pays MFS a fee in the annual amount of 0.29% of the aggregate average net assets of all funds in the USAA family of funds that MFS manages (i.e., the USAA Life World Growth Fund, USAA Investment Trust's International and World Growth Funds, and a portion of USAA Investment Trust's Cornerstone Strategy Fund). MFS is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

         For the USAA Life Diversified Assets Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management. The Adviser (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Adviser allocates less than 100% of certain USAA Funds' assets investible in U.S. stocks to Wellington Management. The Adviser has allocated less than 100% of these Funds' assets investible in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time.

         For the USAA Life Aggressive Growth Fund, the Adviser has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Adviser (not the Fund) pays Marsico a fee in the annual amount of 0.35% of the Fund's average daily net assets that Marsico manages. Marsico is a wholly owned indirect subsidiary of Bank of America Corporation (BOA). BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.